U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 1, 2021 (May 25, 2021)

NOBLE VICI GROUP, INC.

(Exact name of small business issuer as specified in its charter)

Delaware	000-54761	42-1772663
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

1 Raffles Place, #33-02

One Raffles Place Tower One

Singapore 048616

(Address of principal executive offices)

+65 6491 7998

(Issuer's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value US$0.0001	NVGI	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01  Change in Registrant’s Certifying Accountant

On May 25, 2021, the Board of Directors of Noble Vici Group, Inc., a Delaware corporation (“we” or “us”), accepted the resignation of Exelient PAC (“Exelient”) as our independent registered public accountant., effective immediately. Except as noted in the paragraph immediately below, the reports of Exelient PAC on the Company’s consolidated financial statements for the year ended March 31, 2020 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of Exelient on the Company’s consolidated financial statements as of and for the year ended March 31, 2020 contained explanatory paragraphs which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company has not generated any revenues and has incurred operating losses since inception, which raised doubt about its ability to continue as a going concern.

During the year ended March 31, 2020, the Company has not had any disagreements with Exelient on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Exelient’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s consolidated financial statements for such periods.

During the year ended March 31, 2020, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

We have requested that Exelient furnish us with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of this letter is included herewith as Exhibit 16.1.

On May 31, 2021, we retained the firm of J&S Associate (“J&S”), to audit our consolidated financial statements for our fiscal year ending March 31, 2021.

During the fiscal year ended March 31, 2020, and through the date of this Form 8-K, neither the Company nor anyone acting on its behalf consulted J&S regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and J&S did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (2) any matter that was either the subject of a disagreement with Exelient on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Exelient, would have caused Exelient to make reference to the matter in their report, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations.

Item 9.01. Financial Statements and Exhibits.

(c). Exhibits.

Number	Exhibit

16.1	Consent of Exelient PAC.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE VICI GROUP, INC.
(Registrant)

Dated: June 1, 2021	By:	/s/ Eldee Wai Chong Tang
Eldee Wai Chong Tang Chief Executive Officer